IMMUCOR, INC.
                     1995 STOCK OPTION PLAN


          1. Purpose. This 1995 STOCK OPTION PLAN (the "Plan") has been established by Immucor, Inc., a Georgia corporation (the "Company"), to secure for the Company and its shareholders the benefits arising from capital stock ownership by those who will contribute to its future growth and continued success. The Plan will provide a means whereby such persons may purchase shares of the common stock, $0.10 par value, of the Company ("Common Stock") pursuant to options.

          2. Administration. (a) The authority to manage and control the operation and administration of the Plan shall be vested in a committee (the "Committee") of at least three (3) members of the Board of Directors to be appointed at the pleasure of the Board of Directors of the Company.

          (b) The Committee shall be subject in all respects to the supervisory prerogative of the Board of Directors of the Company. To the extent permitted by applicable law, the powers of the Committee may be exercised by the Board of Directors, in which case the references to the Committee shall be construed to apply equally to the Board of Directors.

          (c) The Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. Any interpretation of the Plan by the Committee and any decision made by the Committee on any other matter relating to the Plan shall be final and binding on all persons.

          (d) No member of the Committee shall be liable for any action or determination made in good faith and permitted by the terms of the Plan.

          3. Participation. Subject to the terms of the Plan, the Committee shall determine and designate, from time to time, employees and directors of the Company to whom options are to be granted (the "Participants"), the number of shares of Common Stock that shall be subject to options granted to each Participant, the terms and conditions of each option, and the voting and transfer restrictions, if any, to which the shares of Common Stock obtainable upon exercise of each option shall be subject.

          4. Shares Subject to the Plan. The shares of stock that may be subject to options under the Plan shall be shares of Common Stock, and may consist of either unissued shares or shares held in the treasury of the Company. The aggregate number of shares of Common Stock for which options may be granted under the Plan shall not exceed One Million Shares (1,000,000) shares, subject to such adjustments as may take place in accordance with
Section 12. If, as to any number of shares, any option granted pursuant to the Plan expires or terminates while the Plan remains in effect, such number of shares shall again be available for grant under the Plan.

          5.  Option Price.  The price at which a share of Common
Stock may be purchased pursuant to the exercise of an option under the Plan shall be fixed by the Committee on the date the option is granted.

          6. Option Expiration Date. The "Expiration Date" with respect to an option granted to a Participant under the Plan means the date established by the Committee as the date after which the option is not exercisable.

          7. Exercise of Option. (a) Each option shall be exercisable at such time or times as shall be established hereunder. The Committee may, in its discretion, accelerate the exercisability of any one or more options at any time and for any reason. A Participant may exercise an option by giving written notice (the "Exercise Notice") thereof prior to the option's Expiration Date to the Secretary of the Company at the Company's corporate headquarters.

          (b) The full purchase price of the shares purchased pursuant to the exercise of an option shall be paid in cash or check or by tender of stock certificates in proper form for transfer to the Company representing shares of Common Stock valued at the last sales price of the Common Stock on the preceding business day as reported on the National Association of Securities Dealers Automated Quotation System (NASDAQ) National Market System, or any successor system, or by any combination of the foregoing, contemporaneously with the giving of the Exercise Notice. The Committee also may accept in payment of all or part of the purchase price a promissory note of the Participant. In addition to payment of the full purchase price, the Participant shall pay to the Company at the time of exercise, or shall otherwise make arrangements satisfactory to the Committee regarding payment of, any additional amount that the Committee deems necessary to satisfy the Company's liability to withhold federal, state or local income or other taxes incurred by reason of exercise of the option.

          8. Termination of Employment. The Committee may specify, with respect to the options granted to any particular Optionee who is an employee of the Company, the effect upon such Optionee's right to exercise an option of the termination of such Optionee's employment under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an option, or acceleration of the date at which an option may be exercised in full.

          9. Compliance With Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock under the Plan unless such issuance is in compliance with all applicable laws and any applicable requirements of any securities exchange on which the Common Stock is traded. Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement from the recipient as evidence of such compliance, including, in some cases, an acknowledgment by the recipient that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

          10. Transferability and Restrictions Upon Transfer and Voting. Options under the Plan are not transferable except by will or under the laws of descent and distribution. Options may be exercised during the lifetime of the Participant only by the Participant. Shares of Common Stock received upon exercise of options granted under the Plan may be subject to such voting and transfer restrictions as the Committee in its sole discretion shall establish at the time such options are granted. If the transfer or voting of shares obtained upon exercise of an option is restricted, certificates representing such shares may bear a legend referring to such restrictions.

          11. Employment and Shareholder Status. This Plan, any document describing this Plan, the grant of any option hereunder, and any agreement evidencing the grant of such option shall not be construed to give any Participant or any other person a right to employment or continued employment by the Company or affect the right of the Company to terminate the employment of any such person with or without cause. The grant of an option under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a shareholder of record with respect to any shares of Common Stock issuable upon exercise of such option until such option is exercised and certificates representing such shares have been issued and delivered.

          12. Adjustments and Ownership Changes. (a) In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, or similar corporate change involving the Common Stock, the aggregate number and kind of shares subject to options outstanding or to be granted under the Plan shall be proportionately adjusted or modified, and the terms of any outstanding option shall be adjusted or modified accordingly.

          (b) In the event of any merger, consolidation, reorganization, division or other corporate transaction in which the Common Stock is converted into another security or into the right to receive securities or property of the Company or of any other entity (an "Ownership Change"), the Company shall have the right, at its discretion, to provide for the assumption or substitution of comparable stock options in place of the options theretofore granted hereunder.

          (c) In the event such an Ownership Change takes place and provision is not made for such assumption or substitution, or in the event that the Company sells all or substantially all of its assets, or engages in a liquidation of all or substantially all of its assets (a "Termination Event"), the Committee may, in its discretion, accelerate the exercisability of any one or more options in accordance with Section 7. It is the policy of the Company that the decision whether to accelerate the exercisability of outstanding options take into account such factors as the profitability of the transaction giving rise to the Termination Event to the shareholders of the Company, the likelihood that the business of the Company will substantially continue under the same, different or changed ownership following such transaction, the tenure and performance of individual Participants, the possibility that some or all of the Participants receive or are invited to participate in benefits or benefit plans if they continue as employees of the successor to the Company's business or other consideration in connection with such transaction, and any other factors that may be appropriate within the scope of their business judgment. Whether or not such an acceleration occurs, all outstanding exercisable and non-exercisable options shall be canceled to the extent they remain unexercised at the time such transaction is consummated.

          (d) In no event shall any fraction of a share of stock be issued upon the exercise of an option.

          13. Agreement With Company. At the time of a grant of an option, the Committee shall require a Participant to enter into a written agreement with the Company in a form specified by the Committee. Such agreement shall reflect the Participant's agreement to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. No option purported to be granted pursuant to the Plan shall be valid or binding on the Company unless evidenced by a written agreement approved by the Committee.

          14. Amendment and Termination of Plan. The Board of Directors of the Company may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan (other than in connection with such actions as are expressly authorized in the Plan) shall adversely affect or impair any option previously granted under the Plan without the consent of the holder thereof.

                          IMMUCOR, INC.
                  OPTION AGREEMENT - 1995 PLAN

          THIS OPTION AGREEMENT (this "Agreement"), dated as of
Month, Day , 199X, is by and between IMMUCOR, INC., a Georgia
corporation (the "Company"), and         (the "Optionee").

          WHEREAS, the Board of Directors of the Company has determined that the Optionee is to be granted under the Company's 1995 Stock Option Plan (the "Plan"), on the terms and conditions set forth herein, an option (the "Option") to purchase a specified number of shares of the common stock, par value $0.10 per share, of the Company (the "Common Stock").

          NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

          1. Grant of Option: Number of Shares and Option Price. The Option is for up to _______ shares of Common Stock (the "Option Shares") at a price of $x.xx per share (the "Option Price"). The Option is granted pursuant to the Plan and is subject to the terms and conditions thereof, which are incorporated herein by this reference. To the extent any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall govern. The Participant hereby acknowledges receipt of, or access to, a copy of the Plan.

          2. Period of Option and Conditions of Exercise. (a) The Option shall be considered granted as of the date hereof (the "Option Date"). The Option shall expire on Month, Day, 200X (the "Expiration Date"). Upon the Expiration Date, the Optionee shall no longer be entitled to exercise the Option.

          (b) The Option may be exercised with respect to the number of Option Shares, at the times and under the conditions, if any, set forth on Exhibit A hereto. Once the Option is exercisable with respect to a number of Option Shares, the Optionee may exercise the Option at any time and from time to time with respect to all or part of those Option Shares. If requested by the Company, the Optionee shall deliver this Agreement to the Secretary of the Company at the time of exercise of the Option so that a notation may be made in this Agreement as to such exercise. After such notation has been made, this Agreement shall then be returned to the Optionee.

          (c) To exercise the Option, the Participant must deliver to the Secretary of the Company at its corporate headquarters the Notice of Exercise attached as Exhibit B to this Agreement together with payment of the aggregate exercise price in the manner permitted by the Plan.

          (d) The Optionee shall not be deemed to be a holder of any Option Shares following the exercise of the Option until the full exercise price for such shares has been paid and a stock certificate has been issued and delivered for such shares.

          3.   Adjustment in Number of Shares.  The number of
Option Shares shall be subject to adjustment for stock dividends, stock splits, or similar corporate change involving the Common
Stock to the extent set forth in Section 12 of the Plan.

          4.   Termination of Employment.

     (a) Except as provided in this Section 4, the Option may not be exercised after the Optionee has ceased to be employed by the Company. If the Optionee ceases to be employed by the Company by reason of

     (1)  Optionee's death or disability, or

     (2) Termination of employment by the Company without cause, then the Option may be exercised at any time during the remaining term of the Option.

     (b) If the Optionee ceases to be employed by the Company by reason of his death or disability, then the Option may be exercised (by the person or persons to whom such right passes pursuant to Section 5 or otherwise provided by law) at any time during the remaining term of the Option.

     (c) If the Optionee ceases to be employed by the Company by reason of Optionee's voluntary termination of his employment without the Company's consent, or the Company's termination of Optionee's employment for "good cause," then immediately upon such termination the Option shall cease to be exercisable.

     (d)  For purposes of this Section 4:

     (1) Retirement of the Optionee at the normal retirement date prescribed from time to time by the Company shall be deemed to be a termination of employment with the Company's consent; and

     (2) If the Optionee is employed by a subsidiary of the Company, these provisions shall be applicable to a termination of employment by such subsidiary.

          5. Option Not Transferable. The Option is not transferable other than by will or under the laws of descent and distribution. During the lifetime of the Optionee, the Option may be exercised only by the Optionee.

          6.   Investment Representations.

          (a) The Optionee acknowledges that, unless and until the Company notifies the Optionee otherwise, the Option and the Option Shares obtainable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under applicable state securities laws.

          (b) The Optionee acknowledges that, prior to the issuance of the Option Shares, the Company may delay the delivery of certificates for the Option Shares for such time as the Company deems necessary or desirable to enable the Company to comply with (i) the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, or any rules or regulations of the Securities and Exchange Commission or any stock exchange promulgated thereunder; or (ii) the requirements of applicable state laws relating to authorization, issuance or sale of such securities. The Optionee shall provide such information as the Company deems necessary or desirable to secure such compliance.

          7. Legends. The share certificates evidencing the Option Shares may contain such legends as may be required in keeping with applicable state corporation and securities laws.

          8. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered by personal delivery, by facsimile transmission or by mail, to the following address:

     To Optionee:   At the address shown under the Optionee's
signature below.

     To the Company:     Immucor, Inc.
                         3130  Gateway Drive
                         P.O. Box 5625
                         Norcross, Georgia  30091-5625
                         FAX:  (404) 242-8930
                         Attention:  Senior Vice President - Finance

or at such other address or facsimile number as the parties hereto shall have last designated by notice to the other party. Any notice given by personal delivery or mail shall be deemed to have been delivered on the date of receipt of such delivery at such address; and any notice given by facsimile transmission shall be deemed to have been delivered on the date of transmission if received during business hours on a business day, or the next business day after transmission if received after business hours on a business day or at any time on a non-business day.

          9. Failure to Enforce Not a Waiver. The failure of the Company or the Optionee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provisions or of any other provision hereof.

          10. Amendments. This Agreement may be amended or modified only by an instrument in writing signed by the Optionee and an authorized representative of the Company. Except as provided in Section 12, no third party shall be entitled to claim the benefit of or enforce this Agreement.

          11. Governing Law. This Agreement has been entered into, and shall be governed by and construed according to the laws of the State of Georgia, without regard to the conflicts of law rules thereof.

          12. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding on, the successors and assigns of the Company, and such persons as may be permitted to succeed to the rights of the Optionee hereunder with respect to the Option and the Option Shares. The parties shall take such steps as reasonably may be necessary, including but not limited to the execution and delivery of an agreement to replace this Agreement, to give effect to the provisions of this Section 12 in a way that the relative benefits and obligations of the parties (and their successors and assigns) under this Agreement are preserved as closely as possible.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              IMMUCOR, INC.


                              By:
                                 Richard J. Still
                                 Senior Vice President - Finance



                              Name

                              Address:

                            EXHIBIT A

        To Option Agreement Dated As of Month, Day , 199X

                   Number of Option Shares and
                Terms and Conditions of Exercise:

 ______ shares exercisable after Month, Day 199X, provided employee is still employed by Immucor, Inc. on a full-time basis on this date.

50% of the total granted exercisable after

25% of the total granted exercisable after

25% of the total granted exercisable after

                            EXHIBIT B

         To Option Agreement Dated As of Month, Day 199X

               NOTICE OF EXERCISE OF STOCK OPTIONS

To Immucor, Inc.

          I hereby elect to purchase ______________ shares of common stock, par value $0.10 per share ("Common Stock"), of Immucor, Inc. (the "Company") in accordance with the option ("Option") granted to me on Month, Day 199X, under the Option Agreement between the Company and me, dated as of that date (the "Option Agreement"). Enclosed is payment in full of the exercise price for such shares, calculated in accordance with the terms of the Company's 1995 Stock Option Plan, consisting of a check in the amount of $_______________.

          I hereby represent and warrant that my exercise of the Option is in compliance with the terms and conditions set forth in the Option Agreement. I further acknowledge and agree that the shares so purchased shall remain subject to the applicable terms and conditions set forth in the Option Agreement.


Date:
         NOTICE OF EXERCISE OF STOCK OPTIONS - 1995 PLAN


To Immucor, Inc.

          I hereby elect to purchase _______________________
shares of common stock, par value $0.10 per share ("Common Stock"), of Immucor, Inc. (the "Company") in accordance with the option ("Option") granted to me on Month, Day, 199X, under the Option Agreement between the Company and me, dated as of that date (the "Option Agreement"). Enclosed is payment in full of the exercise price for such shares, calculated in accordance with the terms of the Company's 1995 Stock Option Plan, consisting of a check in the amount of $__________________.

          I hereby represent and warrant that my exercise of the Option is in compliance with the terms and conditions set forth in the Option Agreement. I further acknowledge and agree that the shares so purchased shall remain subject to the applicable terms and conditions set forth in the Option Agreement.



Date: